CONTRIBUTION AGREEMENT


         THIS CONTRIBUTION AGREEMENT is made and entered as the 22nd day of May, 1997, by and between (i) ROUND LAKE BEACH DEVELOPMENT LIMITED PARTNERSHIP, an Illinois limited partnership (the "Contributor") and (ii) FIRST WASHINGTON REALTY LIMITED PARTNERSHIP, a Maryland limited partnership (hereinafter referred to as "FWRLP").

                                               W I T N E S S E T H:

         WHEREAS, Contributor is the beneficial owner, pursuant to a land trust agreement with LaSalle National Trust (#110411-00) dated October 1, 1985 (the "Land Trust"), of all of those certain parcels of real property as more particularly described on Exhibit A hereto (collectively, the "Land"), together with the shopping center known as Mallard Creek Shopping Center located in Round Lake Beach, Lake County, Illinois, and all other buildings and improvements not owned by tenants situated thereon (collectively, the "Building"), and all personal property and fixtures not owned by tenants located therein (the "Personal Property"), and all appurtenances, rights, easements, rights-of-way, tenements and hereditaments incident thereto (the "Additional Property") (the Land, Building, Personal Property and Additional Property are hereinafter collectively referred to as the "Property"); and

         WHEREAS, Contributor and FWRLP desire to enter into this Agreement relating to the contribution by Contributor to FWRLP of the Property in exchange for cash and certain interests in FWRLP.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Contribution. Subject to the terms and conditions set forth in this Agreement, Contributor and FWRLP agree to the contribution by Contributor to FWRLP (the "Contribution") of all of the Property.

         2.       Consideration.

                  (a) In consideration of the Contribution of the Property to FWRLP, FWRLP shall assume, pay and issue the following (the "Consideration"):

     (i) $11,379,912, or such lesser amount which represents the outstanding principal balance with respect to the Nationwide Loan (as hereinafter defined) as of Closing (the "Actual Loan Amount"), by FWRLP assuming the Nationwide Loan as described below;

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     (ii) pay a sum equal  $244,717.00,  by cash or wire transfer of immediately available funds (the "Cash Portion"); and

                           (iii) issue  common  partnership  units of FWRLP (the
"Units") in
an aggregate amount calculated as follows: $12,650,439.00 minus the sum of the Actual Loan Amount and the Cash Portion, such sum to be adjusted for closing or other adjustments herein provided, such total divided by $23.50 (the "Unit Price") rounded to the nearest one (1) Unit.

                  (b) At Closing, the Property shall be contributed to FWRLP with the Property then being subject to the indebtedness, lien and operation of the First Mortgage (as defined below). Contributor and FWRLP shall provide to the Lender any and all information reasonably requested by the Lender.

                  (c) (i) The Property is presently encumbered by a Mortgage and Security Agreement dated January 25, 1989 (the "First Mortgage") from the Land Trust, as debtor, for the benefit of Nationwide Life Insurance Company, as mortgagee (the "Lender"), which First Mortgage secures an original principal indebtedness of $11,500,000.00 with interest thereon payable over the term thereof (which ends on February 10, 1999) at a fixed interest rate of 10.50% per annum, as evidenced by a Promissory Note from the Land Trust to Lender ("Note"). The First Mortgage and Note and all documents and instruments executed in connection therewith are collectively referred to as the "Nationwide Loan." The Nationwide Loan is non-recourse (except for environmental and other standard carve outs) to Contributor and requires equal monthly installments of principal and interest in the amount of the $100,625.00 per month. The outstanding principal balance under the Nationwide Loan as of December 31, 1996 was approximately $11,379,912.00. True and correct copies of the First Mortgage and Note are attached hereto as Exhibits J and K, respectively, and a schedule of all of the Loan Documents are shown on Exhibit L.

     (ii) FWRLP's obligations under this Agreement shall be expressly contingent on the condition that Contributor obtains for and delivers to FWRLP by Closing a letter (the "Letter") from Lender (i) consenting to the Contribution of the Property subject to the Nationwide Loan on the same terms and such modifications to the Nationwide Loan as FWRLP shall determine, in its sole discretion, are necessary (to the extent that FWRLP determines that modifications are necessary, FWRLP shall so notify Contributor as soon as possible, but in any event prior to the end of the Feasibility Period), (ii) confirming that the Nationwide Loan is as described above, (iii) certifying that, to the best knowledge of the Lender, there is no default or event which with notice or lapse of time, or both, would constitute a default under the Nationwide Loan. FWRLP and Contributor shall cooperate in obtaining the Letter from Lender. Contributor shall be responsible and pay for any loan assumption fees charged by the Lender in connection with the assumption of the Nationwide Loan by FWRLP,

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subject to the terms of Section  2(c)(iii) below, and FWRLP shall be responsible for the Lender's title charges, fees of Lender's counsel and other assumption costs. At Closing, Contributor shall execute an estoppel certificate in favor of FWRLP certifying that, to the best knowledge of Contributor, there is no default, or event of default which with notice or lapse of time, or both, would
constitute  a  default  under  the  Nationwide  Loan.   Contributor   shall  use
commercially reasonable efforts to deliver to FWRLP such Letter from Lender before the end of the Feasibility Period (as defined below). If Lender denies the assumption of the Nationwide Loan by FWRLP or if Lender's Letter is other than as set forth above and is not acceptable to FWRLP or if the Letter is not received by FWRLP by Closing, FWRLP shall have the right, at its sole election, to terminate this Agreement by giving written notice thereof to Contributor, whereupon the Deposit, together with interest thereon, shall be returned to Contributor and neither party shall have any further liability to the other.

                           (iii)  Contemporaneously  with the  execution of this
Agreement,
FWRLP is entering into a separate Contribution Agreement (the "Other Contribution Agreement" or, collectively, the "Other Contribution Agreements") with each of the beneficial owners (each of which is affiliated with Contributor) (the "Other Contributors") of each of the following properties: (i) The Oaks Shopping Center, Des Plaines, Cook County, Illinois, (ii) Riverside Square Shopping Center and River's Edge Shopping Center, Chicago, Cook County, Illinois, (iii) Stonebrook Plaza and Outparcel, Merrionette Park, Cook County, Illinois, (iv) Pheasant Hill Shopping Center, Bolingbrook, Will County, Illinois, and (v) McHenry Commons Shopping Center, McHenry, McHenry County, Illinois (collectively, the "Other Properties", and each of (i) through (v) referred to as an "Other Property"). Notwithstanding the foregoing, (A) if the aggregate loan assumption fees (excluding lender's title charges, fees of lender's counsel and other assumption costs) charged by the mortgage lenders in connection with the assumption by FWRLP of the existing first mortgage loans on the Property and the Other Properties exceeds $218,049.00 (the "Threshold Fees"), then the Cash Portion of the Consideration set forth in Section 2(a)(ii) of this Agreement and the Other Contribution Agreements shall be increased by an aggregate amount equal to one-half (1/2) of such excess amount, or (B) if such aggregate loan assumption fees are less than the Threshold Fees, then the Cash Portion of the Consideration set forth in Section 2(a)(ii) of this Agreement and the Other Contribution Agreements shall be reduced by an aggregate amount equal to such shortfall; provided, however, that if the Property and/or any of the Other Properties are not contributed to FWRLP (the "Noncontributed Properties") pursuant to this Agreement or the Other Contribution Agreements, then the $218,049.00 Threshold Fees shall be reduced by a percentage equal to the percentage that the then outstanding principal balance of the mortgage loan(s) for the Noncontributed Properties bears to the aggregate then outstanding principal balances of the mortgage loans of the Property and the Other Properties.

     (iv) Contributor's obligations under this Agreement shall be contingent on the condition that the Lender, on or before the Closing, shall have released the Contributor and its Partners from the indemnity obligations and liabilities under the Nationwide Loan pursuant to a release document(s) reasonably acceptable to the Contributor.

                  (d)      Intentionally Omitted.

         3.       Deposit.

                  (a) Within three (3) business days after the date of delivery to FWRLP of an original of this Agreement executed by Contributor together with completed Exhibits hereto (the date of such delivery to FWRLP being the "Acceptance Date"), FWRLP shall deliver to Chicago Title Insurance Company, Chicago, Illinois (the "Title Company"), as escrow agent, a deposit ("Deposit") of Seventy-Five Thousand Dollars ($75,000.00 ) by check payable to the Title Company. If FWRLP shall fail to deliver the Deposit when required to do so, this Agreement shall become null and void and the parties hereto shall be relieved of all further liability and obligation to each other.

                  (b) The Title Company will immediately provide Contributor with written evidence of receipt of such Deposit. The Title Company shall place the Deposit in an interest-bearing account within three (3) days after the date of receipt thereof, and interest on the Deposit shall accrue to the benefit of the party entitled to the Deposit and shall constitute a part of the Deposit for all purposes hereof. The Deposit shall be held by the Title Company pursuant to the terms and conditions of a separate deposit escrow agreement acceptable to Contributor and FWRLP.

         4. Closing. Except as otherwise provided in this Agreement, the Contribution contemplated herein shall be consummated at the "Closing", which shall take place on the date (the "Closing Date") specified by FWRLP on not less than ten (10) days notice to Contributor, provided that the Closing Date shall not be later than thirty (30) days after the end of the Feasibility Period (as defined and described in Section 13(b) hereof; provided, however, that if the Lender has not completed all documentation for FWRLP to assume the Nationwide Loan by such date, then the Closing Date shall be extended for such reasonable time period as is required to close the assumption of the Nationwide Loan). The Closing shall take place at the offices of the Title Company, or at such other place as may mutually agreed upon by Contributor and FWRLP. The transaction contemplated by this Agreement shall be closed by means of a Deed and Money "New York Style" Escrow (the "Closing Escrow") to be opened with the Title Company, on or before the Closing Date, in accordance with the general provisions of the usual form of Deed and Money "New York Style" Escrow Agreement (the "Escrow
Agreement") then provided and used by the Title Company with such special provisions inserted in the Escrow Agreement as may be required to conform to this Agreement; provided, however, in the event of a conflict between the terms of this Agreement and the Closing Escrow, the terms of this Agreement shall control.

         5. Representations and Warranties of Contributor. In order to induce FWRLP to enter into this Agreement and to issue the Common Units (among other things) in consideration for the Property, Contributor hereby makes the following representations and warranties, each of which is material and shall, together with all covenants, agreements and indemnities set forth in or made pursuant to this Agreement, survive Closing to the extent provided in Section 18(m), notwithstanding any investigation at any time made by or on behalf of
FWRLP:

                  (a)  Authority  of  Contributor.   Contributor  is  a  limited
partnership duly organized and in good standing under the laws of the State of Illinois. Contributor has all necessary power and authority and has taken all necessary partnership action to execute, deliver and perform this Agreement and to bind the Land Trust to deliver the Deed and other documents required hereunder. No consents of any persons other than those executing this Agreement as Contributor are required for such execution or to enable Contributor to consummate the transactions contemplated hereby. This Agreement is the valid and binding obligation of Contributor, enforceable against it in accordance with its terms, except that such enforcement may be subject to bankruptcy, conservatorship, receivership, reorganization, insolvency, moratorium or similar laws or procedures relating to or affecting creditors' rights generally and to general principles of equity.

                  (b) Title. Contributor is the sole beneficiary of the Land Trust which is the sole owner of fee simple title to the Property. To the best of Contributor's knowledge, such title to the Property is marketable and good of record and free and clear of all liens, encumbrances, covenants, conditions, restrictions and other matters affecting title, except for the Permitted Exceptions (as defined in Section 8(a)(iii)).

                  (c)   Compliance   with   Existing   Laws.   To  the  best  of
Contributor's knowledge, (i) Contributor is not in violation of, and has complied with any and all applicable building, zoning, environmental or other ordinances, statutes or regulations of any governmental agency, in respect to the ownership, use, maintenance, condition and operation of the Property or any part thereof, and (ii) Contributor possesses all licenses, certificates, permits and authorizations necessary for the use and operation of the Property in the manner in which it is currently being operated by Contributor. To the best of Contributor's knowledge, no variance, exception or other modification of applicable zoning laws was necessary in order to authorize the use or occupancy of the Property or any portion thereof.

                  (d) Leases. True, correct and complete copies of all of the leases of the Property and any amendments thereto (collectively, the "Leases") are available at Contributor's corporate office for review and copying by FWRLP. Attached hereto as Exhibit B is a description of all of the Leases and a current rent schedule ("Rent

Schedule") covering the Leases. There are no leases or tenancies of any space in the Property other than those set forth in Exhibit B or any subleases or subtenancies which have been consented to by Contributor or of which Contributor has actual knowledge unless otherwise noted therein. Except as otherwise set forth in Exhibit B or elsewhere in this Agreement:

                           (i) to  the  best  of  Contributor's  knowledge,  the
                  Leases are in full force and effect and constitute a legal, valid and binding obligation of the respective tenants and are assignable by Contributor to FWRLP;

                           (ii)     no tenant has an option to purchase the
                  Property;

                           (iii) no  renewal  or  expansion  options  have  been
                  granted to the tenants, except as provided in the Leases;

                           (iv) to the best of Contributor's knowledge, Contributor is not in default under any of the Leases;

                            (v) the  rents set  forth on the Rent  Schedule  are
                  being collected on a current basis and there are no arrearages in excess of one month, except as indicated in Exhibit B hereto, nor has any tenant paid any rent, additional rent or other charge of any nature for a period of more than thirty
                  (30) days in advance;

                           (vi) all work for tenant  alterations  and other work
                  or materials contracted for by Contributor and any tenant has been completed, and all work and materials have been fully paid for or will be paid for by Closing and all contributions to tenants for tenant improvements, if any, have been paid in full or will be paid for by Closing;

                           (vii) Contributor has not sent written notice to any tenant claiming that such tenant is in default, which default remains uncured, and to the best of Contributor's knowledge, no tenant is in default under its Lease, except as indicated in Exhibit B hereto;

                           (ix) no action or proceeding instituted against Contributor by any tenant is presently pending in any court; and

                            (x) there are no security  deposits other than those
                  set forth in Exhibit B.

                  (e) Service Contracts. Attached hereto as Exhibit C is a complete and correct list of all contracts or agreements relating to the management, leasing, operation, maintenance or repair of the Property (the "Service Contracts"). All of the Service Contracts set forth on Exhibit C shall be assumed by FWRLP as of the Closing

Date, unless FWRLP notifies Contributor before the end of the Feasibility Period to terminate any or all of the Service Contracts (to the extent they are capable of being terminated without penalty or premium). No Service Contract will be terminated, amended, modified or supplemented prior to the Closing Date without FWRLP's prior written approval, except in the ordinary course of business.

                  (f) Tax Bills. Attached hereto as Exhibit D are true and correct copies of real estate tax bills issued by any applicable Federal, state or local governmental authority to Contributor with respect to the Property for the most recent past and current tax years, and any new assessment received with respect to a current or future tax year.

                  (g) Insurance. Attached hereto as Exhibit E is a schedule of all hazard, liability and other insurance policies presently affording coverage with respect to the Property. The Property is insured for its replacement value against loss or damage sustained as a result of fire or other casualty and Contributor has rent loss insurance in place for the Property. Contributor shall maintain in full force and effect all such policies until the Closing Date.

                  (h) Condition of Property. Possession of the Property shall be delivered to FWRLP at Closing in its "as is, where is" condition as of the date of FWRLP's execution of this Agreement. Contributor has no knowledge of any material defect in the condition of the Property, the structural elements thereof or the mechanical systems therein.

                  (i) Tenant Estoppel. Contributor represents and warrants that it shall use reasonable good faith efforts to obtain and deliver to FWRLP within thirty (30) days after the Acceptance Date, a tenant estoppel letter in the form attached hereto as Exhibit F (or such other form as required by FWRLP's mortgage lender) from each of the tenants of the Property confirming the information set forth in Exhibit B attached hereto.

                  (j) Condemnation Proceedings. No notices have been received by Contributor of any condemnation or eminent domain proceedings or, to the best of Contributor's knowledge, threatened against the Property or any part thereof, and Contributor has made no commitments to and has received no notice, oral or written, of the desire of any public authority or other entity to take or use the Property or any part thereof whether temporarily or permanently, for easements, rights-of-way, or other public or quasi-public purposes.

                  (k) Litigation. No litigation is pending or, to the best of Contributor's knowledge, currently threatened, including administrative actions or orders relating to governmental regulations, affecting the use, operation or ownership of the Property or any part thereof or Contributor's right to contribute the Property as contemplated herein, except as set forth on Exhibit G hereof.

                  (l) No Defaults. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will: (i) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which Contributor is a party or by which the Contributor or the Property is bound, subject to the consent of the Lender, (ii) violate any restriction, requirement, covenant or condition to which the Contributor is subject or by which Contributor or the Property is bound, (iii) constitute a violation of any applicable code, resolution, law, statute, regulation, ordinance, rule, judgment, decree or order, or (iv) result in the cancellation of any contract or lease pertaining to the Property.

                  (m) Entrances. To the best of Contributor's knowledge, access to any portion of the Land is not obtained from adjoining public roads by means of easements, rights-of-way or licenses across lands or premises not included within the Property.

                  (n)  Separate  Tax  Lot  and  Subdivision.   To  the  best  of
Contributor's knowledge, each parcel of Land is the subject of a separate subdivision, and each parcel of Land is assessed for tax purposes as one or more separate and distinct parcels.

                  (o) Hazardous Waste. Contributor has no knowledge of any discharge, spillage, uncontrolled loss, seepage or filtration (a "Spill") of oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous waste or hazardous substance (as those terms are used in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, as amended, or in any other applicable federal, state or local laws, ordinances, rules or regulations relating to protection of public health, safety or the environment, as such laws may be amended from time to time) at, upon, under or within the Land or any contiguous real estate. Contributor has not caused or permitted to occur, and shall not permit to exist any condition which may cause a Spill at, upon, under or within the Land or any contiguous real estate. To the best of Contributor's knowledge, there is no proceeding or action pending or threatened by any person or governmental agency regarding the environmental condition of the Property. To the Contributor's knowledge, the Building is totally free of asbestos.

                  (p) Operating Statements. Attached hereto as Exhibit H are true and correct operating statements of the Property for fiscal years 1993, 1994, 1995 and 1996. To Contributor's knowledge, there has been no adverse change in the Property or the operation thereof which would materially adversely affect the economic condition of the Property. Also attached as Exhibit H is a copy of the 1997 operating budget for the Property.

                  (q) Utilities. To the best of Contributor's knowledge, adequate, usable public sewers, public water facilities, gas and electrical facilities necessary to the operation of the Property are installed in and are duly connected to the Property and can be used without any charge except the normal deposits, if any, and usual metered utility charges and sewer charges.

                  (r) Personal Property. Attached hereto as Exhibit I is a true, correct and complete inventory of all personal property ("Personal Property"), if any, owned by Contributor and used in the management, maintenance and operation of the Property (other than trade fixtures or personal property of tenants).

                  (s) Certificates of Occupancy. Contributor will not amend any certificates of occupancy for the Property and will maintain them in full force and effect to the extent Contributor is responsible for them.

                  (t) Licenses and Permits. To the best of Contributor's knowledge, all licenses and permits have been issued to Contributor by all applicable governmental authorities which are necessary for the ownership, management and operation of the Property (the "Licenses"). Contributor has received no notice, nor has any knowledge, that it is lacking any required permit or license.

                  (u) Leasing Commissions. There are, and at Closing shall be, no outstanding or contingent leasing commissions or fees payable with respect to the Property, other than those shown on Exhibit N attached hereto.

                  (v)      Securities Law Matters.

                            (i) Contributor and each of its partners who receive
                  Units is an "accredited investor" as such term is defined under Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act");

                           (ii) The partners (the "Partners") of Contributor are
                  as set forth on Exhibit O hereto;

                           (iii) The Partners  have their  primary  residence in
                  the State of Illinois;

                           (iv) Contributor will hold the Units for its own account for investment purposes only and not with a view to distribution and does intend to distribute or resell the Units, except as expressly set forth at the end of this
                  Section 5(v) below;

                            (v) Taking into account the  personnel and resources
                  Contributor can practically bring to bear on the acquisition of the Units in FWRLP contemplated hereby, Contributor is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the acquisition of the Units, including investments in securities issued by FWRLP, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to acquire the Units (including the Confidential Information Statement, as supplemented through the date hereof, attached hereto as Exhibit M which contains the First Amended and Restated Agreement of Limited Partnership of FWRLP and any Amendments thereto (the "Partnership Agreement");

                           (vi) Contributor will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Units except in compliance with the Securities Act and the rules and regulations promulgated thereunder and with the terms and conditions of the Partnership Agreement;

                           (vii) Contributor acknowledges that the Units to be issued must be held until they are subsequently registered under the Securities Act and under applicable state securities or blue sky laws, unless exemptions from such registrations are available at the time of resale;

                           (viii) Prior to the issuance of the Units, Contributor will execute all such other documents and instruments as may be reasonably necessary to allow FWRLP to comply with Federal and state securities law requirements with respect to the issuance of the Units and to comply with the terms of the Partnership Agreement; and

                           (ix) Contributor acknowledges and agrees that, notwithstanding Section 8.6 of the Partnership Agreement, the Units to be issued hereunder shall not be redeemable for cash or exchangeable for Common Stock in the REIT for a period of thirteen (13) months from the date of issuance to Contributor.

         FWRLP hereby agrees that, at Closing, Contributor may transfer the Units to its Partners, or may request FWRLP to issue the Units directly to its Partners, provided that the Partners receiving such Units shall make the representations contained in and agree to be bound (on a several basis with respect to matters pertaining to such Partners) by all of the provisions of this
Section 5(v) and any other provision of this Agreement relating to the Units (in lieu of Contributor), and by accepting such Units hereby agree to be so bound.

         6. Obligations of Contributor Pending Closing. From and after the date of this Agreement through the Closing Date, Contributor covenants and agrees as follows:
     (a) Maintenance and Operation of the Property. Contributor will cause the Property to be maintained in its present order and condition, normal wear and tear excepted, and will cause the continuation of the normal operation thereof, including the purchase and replacement of fixtures and equipment, and the continuation of the normal practice with respect to maintenance and repair in the ordinary course of business so that the Property will, except for normal wear and tear, be in substantially the same condition on the Closing Date as on the Acceptance Date.

                  (b) Licenses. Contributor shall use its best efforts to preserve in force all Licenses and to cause those expiring to be renewed.

                  (c) Changes in Representations. Contributor shall notify FWRLP promptly, and FWRLP shall notify Contributor promptly, if either becomes aware of any occurrence prior to the Closing Date which would make any of its representations, warranties or covenants contained herein not true in any material respect.

                  (d) Obligations as to Leases. Contributor shall not, without FWRLP's prior written consent which consent shall not be unreasonably withheld or delayed, amend, modify, renew or extend any Lease in any respect unless required by law or the terms of any existing lease (and then only in accordance with the terms of such lease), or enter into new leases or approve any assignment of leases or subletting of leased space, or terminate any Lease. Prior to Closing, Contributor shall not apply all or any part of the security deposit of any tenant unless such tenant has vacated the Property. With respect to those leases listed on Schedule A of Exhibit B hereto and any new leases entered into after the Acceptance Date as to which FWRLP has granted its consent, FWRLP shall be responsible for any leasing commissions and tenant improvement allowance which are the responsibility of landlord thereunder if the Contribution contemplated hereunder closes.

                  (e) Obligations as to Nationwide Loan. The Contributor shall not, without FWRLP's prior written consent, (i) prepay the Nationwide Loan, or
(ii) modify or amend any of the documents evidencing or securing the Nationwide Loan or otherwise entered into in connection with the Nationwide Loan. Contributor shall make all payments required to be made under the Nationwide Loan when due, shall perform all obligations under the Nationwide Loan and shall keep the Nationwide Loan free from default.

         7. Representations, Warranties and Covenants of FWRLP. In order to induce Contributor to enter into this Agreement and to contribute the Property to FWRLP, FWRLP hereby makes the following representations, warranties and covenants, each of which is material and shall together with all covenants, agreements and indemnities set forth or made pursuant to this Agreement survive Closing to the extent provided in Section 18(m):

     (a) Authority of FWRLP. FWRLP is a limited partnership duly organized and existing and in good standing under the laws of the State of Maryland and will be qualified to do business in the State of Illinois by Closing. Subject to Section
                                                       -11-

8(a) (viii), FWRLP has all necessary power and authority to execute, deliver and perform this Agreement and consummate all of the transactions contemplated by this Agreement. Subject to Section 8(a) (viii), this Agreement is the valid and binding obligation of FWRLP, enforceable against it in accordance with its terms, except that such enforcement may be subject to bankruptcy, conservatorship, receivership, reorganization, insolvency, moratorium or similar laws or procedures relating to or affecting creditors' rights generally and to general principles of equity.

                  (b) No Defaults. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will: (i) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, the Partnership Agreement or any agreement or instrument to which FWRLP is a party, (ii) violate any restriction, requirement, covenant or condition to which the FWRLP is subject, and (iii) constitute a violation of any applicable code, resolution, law, statute, regulation, ordinance, rule, judgment, decree or order.

                  (c) Vacant Space. FWRLP hereby further agrees that if any rentable space in the Property is vacant on the Closing Date, FWRLP shall accept the Property subject to such vacancy, provided that the vacancy was not permitted or created by Contributor in violation of any restrictions contained in this Agreement.

                  (d) Additional Matters Regarding Authority. The execution, delivery and performance by FWRLP of this Agreement and each other agreement, document or instrument contemplated hereby to which FWRLP is a party and which is required to be delivered to Contributor at Closing (together with this Agreement, the "FWRLP Documents"), the fulfillment of and the compliance with the respective terms and provisions hereof and thereof by FWRLP, and the due consummation of the transactions contemplated hereby or thereby by FWRLP have been, or by Closing will be, duly and validly authorized and approved by all requisite partnership actions of FWRLP.

                  (e) Disclosure Documents. Attached hereto as Exhibit M is a true and correct copy of the Confidential Information Statement, as supplemented through the date hereof. The FWRLP Partnership Agreement, as contained in the Confidential Information Statement, as supplemented through the date hereof, has not been amended or modified except as set forth in Exhibit M, and, to the knowledge of FWRLP, is in full force and effect as of the date hereof, and, to the knowledge of FWRLP, no default or condition which, with the passage of time or the giving of notice could become a default, exists on the part of any party thereunder.

         8.       Conditions Precedent to Closing.

                  (a) It shall be a condition precedent of FWRLP's obligation to make a full settlement hereunder that each and every one of the following conditions shall exist on the Closing Date:

                            (i) Representations and Warranties. Contributor's representations and warranties hereunder shall be true and correct in the same manner and with the same effect as though such representations and warranties had been made on and as of the Closing.

                           (ii) Zoning. No proceedings shall have occurred or be
                  pending  to  change,   redesignate   or  redefine  the  zoning
                  classification of the Property to a more restrictive classification than presently exists.

                           (iii) Title. Title to the Property shall be marketable, good of record, and insurable by the Title Company at standard rates or less, pursuant to a full coverage ALTA Form-B (Rev. 1970 and 1984, or if not available, then a 1992 form) owner's title insurance policy (or an unconditional commitment therefor) without any exceptions ("Printed form" or otherwise) other than the Permitted Exceptions, and in addition, providing affirmative coverage satisfactory to FWRLP insuring against any mechanic's or materialmen's lien arising from goods, labor or materials provided to the Property prior to the Closing Date. The "Permitted Exceptions" are:

                            (A) the lien of current real estate taxes and
                           special  assessments  not yet due and payable; and

                            (B) such other matters which are listed on Exhibit P
                           attached hereto. Notwithstanding anything to the contrary contained in this paragraph (B), Contributor, at or prior to Closing, shall cause to be satisfied and released of record all mortgages (other than the First Mortgage), deeds of trust, financing statements, judgements, liens and other matters that may be satisfied by payment of a liquidated sum, provided that any mechanic's liens may be bonded over by Contributor as long as the Title Company issues an endorsement insuring FWRLP against any loss arising therefrom.

                           (iv)    Leasing     Brokerage/Property     Management
                  Agreements. Contributor shall have terminated any and all leasing brokerage agreements and property management agreements with respect to the Property effective as of the Closing. All responsibility for dealings with any such brokers and agents, including the payment of any claims (if deemed warranted by Contributor), shall be the sole responsibility of Contributor (other than those leasing commissions set forth on Exhibit N hereto, which FWRLP shall pay if the Contribution contemplated hereunder closes). Contributor agrees that it will indemnify and hold FWRLP, its successors, assigns, partners, agents and employees, harmless against any such claims and/or losses which might be incurred by such indemnitees in connection with any outstanding and/or contingent leasing commissions or fees or management fees. The provisions of this subparagraph (iv) shall survive Closing without limitation.

                            (v) Performance by Contributor. Contributor shall have complied in all material respects with and not be in material breach of any of its covenants or obligations under this Agreement.

                           (vi) Tenant Estoppels.  FWRLP shall have received (A)
                  a tenant estoppel letter in the form attached hereto as Exhibit F from, at a minimum, those tenants at the Property satisfying the requirements described on Exhibit F-1 attached hereto (or in such form as required by the Lender), confirming the information set forth in the Leases and Rent Schedule attached hereto as Exhibit B for such tenants and containing no material changes therefrom, and (B) any subordination and attornment agreements required by the Lender.

                           (vii) Existing Mortgages. Contributor shall have delivered to the Title Company such releases or other instruments necessary to release of record and beneficially any and all existing mortgages, deeds of trust, financing statements or other security documents affecting the Property, other than the First Mortgage (collectively, the "Existing Mortgages").

                           (viii) FWRT Board Approval. The Board of Directors of
                  FWRT shall have approved this Agreement and the transactions contemplated hereby. In the event that the aforesaid condition is not satisfied by the end of the Feasibility Period, FWRLP may elect to terminate this Agreement by giving Contributor written notice thereof on or before the end of the Feasibility Period in which event the Deposit and any interest thereon shall be returned to Purchaser and neither party shall have any further obligations or liabilities to the other.

                  (b) Failure of Condition. In the event of the failure by the Closing Date of any condition precedent set forth above, FWRLP shall notify Contributor in writing, and if Contributor does not correct such failure (if valid) within five (5) business days after such notice, then FWRLP, at its sole election, may (a) terminate this Agreement, in which event the Deposit and any interest thereon shall be returned to FWRLP and, except as otherwise provided in
Section 16 hereof, neither party shall have any further obligations or liabilities to the other; or (b) proceed to Closing and, if a default, avail itself of any legal or equitable remedy FWRLP may have, except as to any default of Contributor waived in writing by FWRLP or deemed to be waived pursuant to the provisions of this Agreement on or before the Closing Date; or (c) extend the Closing Date for such reasonable time period as may be determined by FWRLP (but in no event for more than three (3) months from the Closing Date then in effect) in order to permit the satisfaction of any condition precedent not so fulfilled.

     9. Contributor's Deliveries. Contributor shall execute, acknowledge and deliver to FWRLP at the Closing the following documents, each dated on the Closing Date:

                  (a) a trustee's deed, in form and substance satisfactory to FWRLP and Title Company, conveying good and marketable fee simple title to the Property, free and clear of all liens, encumbrances, easements and restrictions of every nature and description, except for the Permitted Exceptions;

                  (b) a bill of sale which shall convey to FWRLP good title to all the Personal Property, free and clear of all liens and encumbrances;

                  (c) an affidavit setting forth that all of Contributor's representations and warranties are true and correct in all material respects on the Closing Date;

                  (d) an assignment of the Leases, together with all originally executed Leases, and the security deposits shall be paid to FWRLP;

                  (e)  an  assignment  of  Licenses,   warranties   and  Service
Contracts, if any, which are to be assumed by FWRLP, together with the originally executed Service Contracts which are to be assumed;

                  (f) a schedule updating the Rent Schedule for the Property and setting forth all arrearages in rents and all prepayments of rents;

                  (g) copies of books, records, operating reports, files and other materials related to the ownership, use and operation of the Property (other than Contributor's partnership tax returns, Contributor's partnership documents and other confidential ownership documents which are not required to properly operate the Property), to the extent that any exist and are in the possession of Contributor, which obligation shall survive Closing;

                  (h) Tenant estoppel letters as required in Section 8(a)(vi).

                  (i) an original letter executed by Contributor advising the tenants of the Property of the contribution of the Property to FWRLP and directing that rents and other payments thereafter be sent to FWRLP or as FWRLP may direct;

     (j) possession of the Property in the condition required by this Agreement, and the keys therefore;

     (k) the Certification of Non-foreign Status as provided in Treas. Reg. 1.1445-2(b)(2)(iii)(B) or in any other form as may be required by the Internal Revenue Code or the regulations issued thereunder;

                  (l) such other items and instruments as shall be required by the Title Company in connection with the issuance of its title insurance policy to FWRLP pursuant to Section 8(a)(iii) or as shall be reasonably requested by counsel to FWRLP and consistent with the terms of this Agreement;

                  (m) any and all documents necessary to release the cash constituting the Deposit from escrow with the Title Company and to have said Deposit returned to FWRLP;

                  (n) an amendment to the Partnership Agreement of FWRLP, in a form reasonably acceptable to FWRLP and Contributor, admitting the Contributor (or the Partners receiving Units, if applicable) as a limited partner(s) of FWRLP and issuing the Units to Contributor (or the Partners who are to receive Units, if applicable) computed in accordance with Section 2 herein; and

                  (o) any other documents required by this Agreement to be delivered by Contributor.

         10. FWRLP's Performance. At Closing, simultaneously with the deliveries of Contributor pursuant to the provisions of Section 9 above, FWRLP shall pay the cash and issue the Units to Contributor in the manner specified in Section 2, whereupon the Deposit, and any interest accrued thereon, shall be returned to FWRLP by the Title Company. FWRLP shall also execute and deliver to Contributor an assumption of Leases, Licenses, warranties and Service Contracts, if any, which are to be assumed by FWRLP hereunder.

         11.      Settlement Charges; Prorations and Adjustments.

                  (a) Contributor shall pay for the title examination, the title insurance premiums, ALTA basic As-Built survey of the Property, any Illinois State and County and municipal transfer taxes and recording fees in connection with this transaction. FWRLP shall pay any other costs incurred by FWRLP in connection with studying the Property and closing this transaction. FWRLP and Contributor shall each pay its own legal fees related to the preparation of this Agreement and all documents required to settle the transaction contemplated hereby and shall share equally the cost of any Title Company escrow closing charges, including any New York-style closing fees.

                  (b) In addition to the foregoing, at the Closing, the following adjustments and prorations shall be computed as of the Closing Date, as follows:

                           (i) Taxes.  Real estate and personal  property  taxes
                  shall be apportioned as of the Closing Date.

                           Contributor  represents that Omni Superstore and such
                  other tenants listed on Exhibit Q hereto reimburses the landlord for its share of the real estate taxes payable for the Property upon receipt of the real estate tax bill and that real estate taxes are payable to the applicable jurisdiction in arrears. Therefore, at Closing Contributor shall receive a credit for the estimated real estate taxes unpaid (but not yet due) from Omni Superstore and such other tenants which is allocable for any period prior to Closing. If Omni Superstore or such other tenants do not pay to FWRLP when due the entire real estate taxes allocable to a period prior to Closing and which was credited to Contributor at Closing as set forth above, then Contributor shall reimburse FWRLP for any such shortfall within fifteen (15) days of demand therefor, and, if not so timely reimbursed, FWRLP shall have the right to offset any distributions/ dividends due to Contributor (or its Partners, on a pro rata basis) on account of the Units issuable to them until such shortfall is fully reimbursed to FWRLP.

                           (ii) Assessments.  All special  assessments and other
                  similar charges which have become a lien upon the Property or any part thereof at the Closing Date and are due and payable through the Closing Date, if any, shall be paid in full by Contributor at the Closing. All other special assessments or similar charges shall be adjusted as of the Closing Date.

                           (iii)  Rent.  Rent for the  month  of,  and any month
                  after, Closing collected by Contributor prior to Closing shall be adjusted as of the date of the Closing Date. If any tenant is in arrears in the payment of rent on the Closing Date, rents received from such tenant after the Closing shall be applied in the following order of priority: (a) first, to the payment of current rent then due; (b) second, to delinquent rent for any period after the Closing Date; and (c) third, to delinquent rent for any period prior to the Closing Date. At Contributor's election (i) FWRLP will institute suit at the request of Contributor to collect arrearages due as of the Closing Date provided all costs (including reasonable attorneys' fees) in connection therewith are paid by Contributor, or (ii) FWRLP shall assign to Contributor all rights with respect to such arrearages and Contributor may pursue collection thereof. If rents or any portion thereof received by Contributor or FWRLP after the Closing Date are payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fee, costs and expenses of collection thereof, shall be promptly paid to the other party, which obligation shall survive the Closing.

                           If any tenants are required to pay percentage  rents,
                  escalation charges for real estate taxes, operating expenses, cost-of-living adjustments or other charges of a similar nature ("Additional Rents") and any Additional Rents are collected by FWRLP after the Closing which are attributable in whole or in part to any period prior to the Closing, then

                  FWRLP shall promptly pay to Contributor its proportionate share thereof, less a proportionate share of any reasonable attorneys' fees, costs and expenses of collection thereof (if any), if and when the tenant paying the same has made all payments of rents and Additional Rent then due to FWRLP pursuant to the tenant's Lease, which obligation shall survive the Closing.

                           (iv) Debt Service on the Nationwide  Loan. The amount
                  of interest payable under the Nationwide Loan shall be apportioned as of the Closing Date.

                           (v) Miscellaneous. All other charges and fees customarily prorated and adjusted in similar transactions, including utilities, insurance premiums and charges for
                  Service Contracts and other liabilities incurred in the ordinary course of business to be assumed by FWRLP, shall be prorated as of the Closing Date. In the event that accurate prorations and other adjustments cannot be made at Closing because current bills are not obtainable or the amount to be adjusted is not yet ascertainable (as, for example, in the case of utility bills) the parties shall prorate on the best available information, subject to further adjustment promptly upon receipt of the final bill or upon completion of final computations. Contributor shall use its best efforts to have all utility meters read on the Closing Date so as to accurately determine its share of current utility bills.

At Contributor's election, Contributor shall have the right to pay any net closing adjustments due to FWRLP in cash, and in such case the Units otherwise issuable to Contributor pursuant to Section 2(a)(iii) herein will not be adjusted for such closing adjustments.

                  (c) Distributions. The quarterly distributions payable to Contributor on the Units for the first record date after Closing shall be pro rated based upon the number of days within the quarter occurring after Closing.

         12. Risk of Loss. The risk of loss or damage to the Property by fire or other casualty until delivery of the deed of conveyance shall be borne by Contributor. If prior to Closing (i) condemnation proceedings are commenced against all or any material portion of the Property, or (ii) if the Property is damaged by fire or other casualty to the extent that the cost of repairing such damage shall be Five Hundred Thousand Dollars ($500,000.00) or more or if Omni Superstore, Fashion Bug, So Fro Fabrics or McDonalds or a tenant(s) of the Property (occupying in excess of 4,000 square feet in the aggregate) shall exercise a termination right available under its lease because of such damage, or (iii) if the Property is damaged by an uninsured risk; or (iv) if the Property becomes subject to litigation which may deprive FWRLP of any material benefit to which it would become entitled pursuant to this Agreement, then FWRLP shall have the right, upon notice in writing to the Contributor delivered within thirty (30) days after actual notice of such condemnation or fire or other casualty or litigation, to terminate this Agreement, and thereupon the parties shall be released and discharged from any further obligations to each other and the Deposit shall be refunded to FWRLP. If FWRLP does not elect to terminate this Agreement or in the event of fire or other casualty not giving rise to a right to terminate this Agreement by FWRLP, FWRLP shall be entitled to an assignment of all of Contributor's share of the proceeds of fire or other casualty insurance and rent insurance proceeds payable with respect to the period after Closing or of the condemnation award, as the case may be, and Contributor shall have no obligation to repair or restore the Property; provided, however, that the Unit portion (based on the Unit Price) of the Consideration shall be reduced by an amount equal to the sum of (a) the "deductible" applied by the Contributor's insurance policy, or (b) if the Contributor is self-insured, the cost of repairing such damage. FWRLP shall have the right to participate in the negotiation and settlement of any casualty or condemnation- related claim, provided FWRLP shall have previously elected not to terminate this Agreement or has no such right of termination.

         13.      Inspection of Property.

                  (a) FWRLP's Right of  Inspection.  FWRLP shall have the right, at its own risk, cost and expense, at any time or times prior to Closing, to enter, or cause its agents or representatives to enter, upon the Property for the purpose of making surveys, or any tests, investigations and/or studies relating to the Property or FWRLP's intended acquisition thereof which FWRLP deems appropriate, in its sole discretion, during reasonable hours and upon reasonable notice to Contributor. FWRLP's entry shall be subject to the rights of all tenants of the Property, and FWRLP shall use reasonable efforts not to interfere with the business being conducted by the tenants. FWRLP shall further have complete access to all documentation, agreements and other information in the possession of Contributor related to the ownership (other than Contributor's partnership tax returns, Contributor's partnership documents and other confidential ownership documents which are not required to properly operate the Property), use and operation of the Property, to the extent it is readily available to Contributor, and shall have the right, at FWRLP's cost, to make copies of same.

                  (b) Feasibility Period. Any other provisions of this Agreement to the contrary notwithstanding, FWRLP may, prior to the expiration of sixty
(60) days after the Acceptance Date (such 60-day period herein referred to as the "Feasibility Period"), cause at FWRLP's sole cost and expense, such boring, engineering, economic, water, sanitary and storm sewer, utilities, topographic, structural, environmental and other tests, investigations, market studies and other studies as FWRLP shall elect. In the event that any of such tests, investigations and/or studies indicate, in FWRLP's sole discretion, that FWRLP's plans for the Property would not be feasible, then FWRLP shall have the right, at its sole election on or before the expiration of the Feasibility Period, to terminate this Agreement by giving written notice thereof to Contributor, in which event this Agreement shall terminate, the Deposit shall be returned to FWRLP and neither party shall have any further liabilities or obligations to each other. FWRLP shall be liable for any  damage to real or  personal  property  or  injuries  to persons caused by FWRLP's actions in studying the Property during the Feasibility Period, and FWRLP shall indemnify Contributor for and hold Contributor harmless against any such damage or injuries.

                  (c) Audit. Contributor hereby agrees to allow its books and records related to the Property to be audited (at FWRLP's sole expense) at the Contributor's office by an independent, certified public accounting firm selected by FWRLP, and Contributor will cooperate and cause its employees and other agents to cooperate in such auditing process. FWRLP shall provide Contributor with prior notice of such audit.

                  (d) Contributor shall not be obligated to contribute the Property to FWRLP under this Agreement unless FWRLP acquires all of the Other Properties pursuant to the Other Contribution Agreements; provided, however, that the acquisition of one or more of the Other Properties shall not be a condition to Contributor's obligation to contribute the Property to FWRLP if the Contribution Agreement for such Other Property(s) was terminated (i) due to a default on the part of Contributor thereunder, or (ii) by FWRLP on or before the end of the Feasibility Period provided for therein as a result of any material adverse environmental or material adverse structural condition of such Other Property, provided that the right to exclude Other Properties pursuant to clause
(ii) as a condition to Contributor's obligations shall be limited to two (2) Other Properties.

         14.      Indemnifications.

                  (a) Indemnification by Contributor. Subject to the provisions of Section 18(m), Contributor hereby indemnifies and agrees to defend and hold harmless FWRLP and its partners and subsidiaries and any officer, director, employee, agent of any of them, and their respective successors and assigns from and against any and all claims, expenses, costs, damages, losses and liabilities (including reasonable attorneys' fees) which may at any time be asserted against or suffered by FWRLP, any indemnitee, or the Property, or any part thereof, whether before or after the Closing Date, as a result of, on account of or arising from (i) any breach of any covenant, representation, warranty or agreement on the part of Contributor or its Partners made herein or in any instrument or document delivered pursuant to this Agreement, and/or (ii) any obligation, claims, suit, liability, contract, agreement, debt or encumbrance or other occurrence created, arising or accruing on or prior to the Closing Date, regardless of when asserted, and relating to the Contributor or the Property or its operations. To the extent an indemnification obligation under clause (i) above arises out of a breach by any Partner of the several representations and warranties set forth in Section 5(v) hereof, only the Partner responsible for such breach shall be obligated to indemnify FWRLP hereunder.

                  (b)      Intentionally Omitted.

                  (c)  Indemnification  by FWRLP.  Subject to the  provisions of
Section 18(m), FWRLP hereby indemnifies and agrees to defend and hold harmless Contributor and its Partners and their respective heirs, executors, administrators, personal or legal representatives, successors and assigns from and against any and all claims, expenses, costs, damages, losses and liabilities (including reasonable attorneys' fees) which may at any time be asserted against or suffered by Contributor or its Partners and/or their heirs, executors, administrators, personal or legal representatives, successors or assigns as a result of, on account of or arising from (i) any breach of any covenant, representation, warranty or agreement on the part of FWRLP made herein or in any instrument or document delivered pursuant to this Agreement, and/or (ii) any obligation, claims, suit, liability, contract, agreement, debt or encumbrance or other occurrence created, arising or accruing after the Closing Date and relating to the Property or its operations.

         15. Brokerage Commission. Contributor and FWRLP represent and warrant to each other that no brokerage fee or real estate commission is or shall be due or owing in connection with this transaction other than that payable to Mid-America Real Estate Corporation, which shall be payable by Contributor. Contributor and FWRLP hereby indemnify and hold the other harmless from any and all claims of any broker or agent so claiming based on action or alleged action of the other. The provisions of this Section 15 shall survive Closing or any termination of this Agreement without limitation.

         16.      Default Provisions; Remedies.

                  (a) FWRLP's Default. Except for any failure waived in writing by Contributor, if FWRLP fails to consummate the Contribution contemplated herein when required to do so pursuant to the provisions hereof, then the Title Company shall deliver the Deposit and all interest thereon to Contributor as full and complete liquidated damages, and as the exclusive and sole right and remedy of Contributor, at law or in equity, whereupon this Agreement shall terminate and neither party shall have any further obligations or liabilities to any other party, except for any indemnity obligations under Section 13(b).

                  (b) Contributor's Default. Except for any breaches waived in writing by FWRLP, if Contributor breaches any of its covenants or obligations under this Agreement or has failed, refused or is unable to consummate the Contribution contemplated herein by the Closing Date or if any of the representations and warranties made by Contributor under this Agreement shall be inaccurate or incorrect in any material respect, then FWRLP shall notify Contributor of such breach in writing and, should Contributor not cure same within five (5) business days of receipt of such default notice, then FWRLP shall be entitled to (i) waive such breach, default or failure, and proceed to Closing, (ii) extend the Closing for such reasonable time or times as may be necessary in order to enable Contributor to remedy such breach, default or failure (but in no event more than three (3) months), (iii) terminate this Agreement and obtain the return of the Deposit, and/or (iv) pursue such remedies as may be available at law or in equity, including without limitation maintaining an action for damages (other than for consequential damages (i.e., lost profits)) and/or specific performance (including without limitation reasonable attorneys' fees and court costs). Notwithstanding the foregoing, if in the event of a failure by the Closing Date of a condition precedent set forth in Section 8 herein and such failure was not known to Contributor at the Acceptance Date and such failure was not caused by any act or omission of Contributor, then FWRLP shall be precluded from maintaining an action for damages pursuant to clause (iv) above with respect to such failure.

                  (c) In the event that any litigation shall arise between the parties hereto as to the subject matter hereof, the prevailing party in such litigation shall be entitled to recover from the non-prevailing party all of its court costs and reasonable attorneys' fees.

         17.      Registration Rights.

                  (a) First Washington Realty Trust, Inc. (the "REIT") hereby agrees to use its best efforts to file a registration statement within thirteen
(13) months after Closing to register the issuance and resale, if required, of REIT Common Stock which may be issued to Contributor in exchange for its Units, to use its best efforts to cause such registration statement to become effective and to keep such registration continuously effective (subject to certain exceptions) for a period for four (4) years thereafter; provided, however, that the REIT shall be permitted to postpone such filing or suspend the effectiveness of such shelf registration statement (i) for such periods as the REIT reasonably determines are in the best interest of the REIT (including suspending sales under the shelf registration statement for such periods as the managing underwriter in an underwritten offering deems necessary), provided that any such postponement or suspension shall be limited to sixty (60) consecutive days at any one time, or (ii) for such periods which are necessary to comply with securities law requirements which are beyond the reasonable control of FWRLP.

                  (b) Survival. The obligations of the REIT under this Section 17 shall survive Closing without limitation.

         18.      Miscellaneous Provisions.

                  (a) Completeness and Modification. This Agreement (together with Exhibits A to Q attached hereto) represents the complete understanding between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties. This Agreement shall not be modified or amended except by an instrument in writing signed by all of the parties hereto.

                  (b) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns.

                  (c) Assignment. This Agreement shall not be assignable by FWRLP without the consent of Contributor, provided that this Agreement may be assigned without Contributor's consent to an entity controlled by, controlling or under common control with FWRLP. This Agreement shall not be assignable by Contributor.

     (d) Waiver; Modification. Failure by FWRLP or Contributor to insist upon or enforce any of its rights hereto shall not constitute a waiver or modification thereof.

                  (e) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Illinois.

                  (f) Headings. The headings are herein used for convenience or reference only and shall not be deemed to vary the content of this Agreement or the covenants, agreements, representations and warranties herein set forth, or the scope of any provision hereof.

                  (g)  Continuing  Documentation  and  Access.  From  and  after
Closing, Contributor shall afford FWRLP reasonable access to any and all information in its possession concerning the ownership (other than Contributor's partnership tax returns, Contributor's partnership documents and other confidential ownership documents which are not required to properly operate the Property), use and operation of the Property (including the right to copy same at the expense of FWRLP) for purposes of any tax examination or audit or other similar purpose, subject to the agreements of FWRLP concerning confidentiality set forth herein.

                  (h) All Warranties  Joint and Several.  Except on set forth in
Section 5(t) hereof, each and every warranty, covenant, undertaking and agreement of Contributor hereunder shall be deemed a joint and several warranty, covenant, undertaking and agreement of each person and entity collectively comprising the Contributor.

                  (i) Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

                  (j) Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered by hand or mailed by first-class registered or certified mail, return receipt requested, postage prepaid or delivered by commercial courier, telecopy or overnight courier (e.g., Federal Express) against receipt, to the addresses indicated below:

                           (i)      if to FWRLP:

                             First Washington Realty Limited Partnership
                             4350 East-West Highway, Suite 400
                             Bethesda, MD  20814
                             Attn:   William J. Wolfe
                             Jeffrey S. Distenfeld, Esq.
                             Telecopy: (301) 907-4911

                          (ii)      if to Contributor:

                             Round Lake Beach Development Limited Partnership c/o Dodi Management, Inc.
                             450 East Devon Avenue
                             Suite 250
                             Itasca, IL  60143
                             Attn:  George L. Frye
                             Telecopy:  (630) 773-0171

                                    with a copy to:

                             Arnold Weinberg, Esquire
                             Katz, Randall & Weinberg
                             333 W. Wacker Drive
                             Suite 1800
                             Chicago, IL  60606
                             Telecopy:  (312) 807-3903

                  Such notice shall be deemed given on the date of receipt by the addressee or the date receipt would have been effectuated if delivery were not refused. Each party may designate a new address by written notice to the other in accordance with this Paragraph 18(j).

                  (k) Further Assurances. Contributor and FWRLP agree to execute, acknowledge and deliver any further agreements, documents or instruments that are reasonably necessary or desirable to carry out the transactions contemplated by this Agreement, provided that such execution, acknowledgment and delivery does not impose any additional costs on such party (other than such party's attorneys' fees in the review thereof and de minimis recording costs).

                  (l) Business Days. A "business day" shall be Mondays through Fridays, less and expecting all legal holidays observed by the United States Government or the Government of the State of Maryland. Any date specified in this Agreement which does not fall on a business day shall be automatically extended until the first business day after such date.

                  (m)  Survival.   All  of  the   representations,   warranties,
covenants, and indemnities of this Agreement shall survive Closing and shall thereafter remain in effect, without limitation, except as follows:

     (i) the covenants, representations and warranties contained in Section 5(a) through (t) and Section 7(a) through (e) shall terminate one (1) year after the Closing Date except as to claims for breach thereof asserted by a party within such one (1) year period; and

     (ii) the indemnifications for breach of representations or warranties pursuant to clause (i) of the first sentence of Sections 14(a) and 14(c) which are subject to a limited survival period under this Agreement (i.e., pursuant to Section 18(m)(i) above), shall terminate one (1) year after the Closing Date, except as to claims as to which a party hereto has asserted a right of indemnification within said period.

                  (n) Confidentiality. FWRLP agrees and acknowledges that the information provided to it by the Contributor hereunder regarding the Property is confidential, and that it will not disclose such information to any other person, other than to its employees, agents, attorneys, accountants, lenders and other consultants or other parties that need to know such information in order for FWRLP to evaluate the transaction contemplated herein, or use such information for any purpose other than the transaction described herein without the prior written consent of the Contributor. If this Agreement is terminated, all information provided to FWRLP shall be returned to the Contributor.

         IN WITNESS WHEREOF, the parties hereto have executed this Contribution Agreement as of the day and year first written above.

                                  FWRLP:

                                  FIRST WASHINGTON REALTY
                                  LIMITED PARTNERSHIP

                                  By:      First Washington Realty Trust, Inc.,
WITNESS:                                   Its general partner

    /s/                                    By:    /s/
                                              Jeffrey S. Distenfeld
                                              Senior Vice President

                                 Date of execution:  May 22, 1997

                                  CONTRIBUTOR:

                                  ROUND LAKE BEACH DEVELOPMENT
                                  LIMITED PARTNERSHIP

WITNESS:                          By:      Dodi Developments L.L.C.,
                                           Its general partner


    /s/                                    By:    /s/
                                              George Frye
                                              Vice President


                                  Date of execution:  May 22, 1997


         The undersigned Partners join herein solely for the purpose of making the representations, warranties and covenants contained in Sections 5(v) and 10(n) hereof.

WITNESS:                                    DODI DEVELOPMENTS L.L.C.


    /s/                                     By:    /s/
                                               George Frye
                                               Vice President

                                            ETHEL DIMATTEO DECLARATION
                                            OF TRUST

    /s/                                     By:    /s/
                                               James S. DiMatteo, Trustee

                                            DONALD DIMATTEO IRREVOCABLE
                                            FAMILY TRUST

    /s/                                     By:    /s/
                                               James S. DiMatteo, Trustee

                                            ETHEL DIMATTEO EXEMPT
                                            RESIDUARY TRUST

    /s/                                     By:    /s/
                                               James S. DiMatteo, Trustee

                    [Signatures continued on following page]

                   [Signatures continued from preceding page]


                                             ETHEL DIMATTEO NON-EXEMPT
                                             RESIDUARY TRUST

    /s/                                      By:    /s/
                                                James S. DiMatteo, Trustee


                                             Date of execution: May 23, 1997






F:\DATA\WPDOC\DUKE\CHICAGO\MALLARD.AGT

     First Washington Realty Trust, Inc. joins herein solely for the purpose of making the representations, warranties and covenants contained in Section 17 hereof.

                                                FIRST WASHINGTON REALTY
WITNESS:                                        TRUST, INC.


    /s/                                         By:    /s/
                                                   Jeffrey S. Distenfeld
                                                   Senior Vice President

                                                Date of execution: May 22,1997

















F:\DATA\WPDOC\DUKE\CHICAGO\MALLARD.AGT

                                LIST OF EXHIBITS



EXHIBIT A.        Legal Description of Land                            Recitals

EXHIBIT B.        Leases and Rent Schedule                         Section 5(d)

                  Schedule A - Landlord Contribution               Section 6(d)

EXHIBIT C.        Service Contracts                                Section 5(e)

EXHIBIT D.        Tax Bills                                        Section 5(f)

EXHIBIT E.        Insurance Policies                               Section 5(g)

EXHIBIT F.        Form of Tenant Estoppel                          Section 5(i)

EXHIBIT F-1.  Tenant Estoppels                                 Section 8(a)(vi)

EXHIBIT G.        Litigation                                       Section 5(k)

EXHIBIT H.        Operating Statements and Budget                  Section 5(p)

EXHIBIT I.        Personal Property                                Section 5(r)

EXHIBIT J.        Mortgage                                      Section 2(c)(i)

EXHIBIT K.        Note                                          Section 2(c)(i)

EXHIBIT L.        Loan Documents                                Section 2(c)(i)

EXHIBIT M.        Confidential Information Statement        Sections 5(v), 7(e)

EXHIBIT N.        Contingent Leasing Commissions                   Section 5(u)

EXHIBIT O.        Partners of Contributor                          Section 5(v)

EXHIBIT P.        Permitted Exceptions                       Section 8(a)(i)(B)

EXHIBIT Q.        Other Tenants That Pay Real Estate Taxes
                  Upon Receipt of Tax Bill                     Section 11(b)(i)

          [Contributor to Attach Foregoing at Acceptance of this Agreement]

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

                                    EXHIBIT B

                            LEASES AND RENT SCHEDULE

                                    EXHIBIT B


McDonald's has an option to purchase their parcel during the last month of the 20th lease year (12/2008).

                                    EXHIBIT B

                                   SCHEDULE A

                              LANDLORD CONTRIBUTION

                                    EXHIBIT C

                                SERVICE CONTRACTS

                                    EXHIBIT D

                                    TAX BILLS

                                    EXHIBIT E

                               INSURANCE POLICIES

                                    EXHIBIT F
                            [Form of Tenant Estoppel]

                              ESTOPPEL CERTIFICATE


First Washington Realty Limited Partnership
4350 East-West Highway, Suite 400
Bethesda, MD  20814

                                                        , 199

     [Lender]



         Re:      Lease dated                           , 19

Gentlemen:

         Please be advised that the undersigned tenant hereby certifies as of the date hereof as follows with respect to the Lease:

Name of Tenant:

Description of Leased Premises:

Date of Commencement of Current Term of Lease:

Date of Termination of Current Term of Lease:

Remaining Options to Renew:            [               ] [       ]-year options

Current Base Minimum Rent:  Annual Rental of $              , payable monthly in
                                             ---------------
advance.

Percentage Rent:           [   ]  yes     [   ] no - ____% over

Real Estate Tax Charges:  Pro rata [   ]  yes     [   ] no  $  currently payable
                                                             ----------------
monthly in advance.

Common Area Maintenance Charges:  Pro rata [   ]  yes     [   ] no  $
currently payable monthly in advance.

Insurance Charges:  Pro rata [   ]  yes     [   ] no   $       currently payable
                                                       ----------------
monthly in advance.

Tenant in possession of the premises under the Lease?:  [   ]  yes     [   ] no

Amendments: The Lease is unmodified and in full force and effect except for amendments and modifications listed by number and date on Exhibit A attached hereto.

Amount of rent paid in advance:  $

Amount of Security Deposit:  $

Compliance with Construction Requirements: Landlord has complied with all construction requirements of Tenant, and Tenant has accepted all of the leased premises under the Lease.

Default: Tenant has not made any claims against Landlord and has no knowledge of any uncured default on the part of Landlord (If there is knowledge of any uncured default, please note and attach separate sheet).

Tenant's Right to Purchase: Tenant has no option or right in the nature of a right of first refusal to purchase or otherwise acquire any interest in the leased premises.

Tenant's Right to Lease Additional Space: Tenant has no right or option to lease additional space at the shopping center.

Tenant's Right of Premature Termination: Tenant has no right to premature termination of the Lease.

Mortgagee's Right to Cure: Anything in the Lease to the contrary notwithstanding, Tenant agrees that it will not terminate the Lease or withhold any rents due thereunder because of Landlord's default in the performance thereof until tenant has first given notice to Landlord and to the holder of any deed of trust specifying the nature of any such default by Landlord and allowing the said holder, at its option, thirty (30) days after date of such notice to cure the default, or a reasonable period of time in addition thereto if circumstances are such that the default cannot be cured within a thirty (30) day period.

Tenant agrees to subordinate the Lease to any mortgage or deed of trust on the leased premises. In the event of foreclosure, Tenant agrees to attorn to the purchaser of the leased premises at the foreclosure sale.

                                     TENANT:
WITNESS:
                                                     [Name of Tenant]

                                                     By:
                                                          Name:
                                                          Title:

                                   EXHIBIT F-1

                                TENANT ESTOPPELS



o        Omni Superstore                             76,258 s.f.
o        Fashion Bug                                  9,600 s.f.
o        So Fro Fabrics                               9,800 s.f.
o        McDonalds                                      PAD

                                    TOTAL            95,658 s.f.


o        Tenant's occupying at least 70% of
         the remaining space at the Property.

         [(143,759 s.f. - 95,658 s.f.) X 70% = 33,670 s.f.

                                    EXHIBIT G

                                   LITIGATION

                                      NONE

                                    EXHIBIT H

                         OPERATING STATEMENTS AND BUDGET

                                    EXHIBIT I

                                PERSONAL PROPERTY

                                      NONE

                                    EXHIBIT J

                                    MORTGAGE

                                    EXHIBIT K

                                      NOTE

                                    EXHIBIT L

                                 LOAN DOCUMENTS

                                    EXHIBIT M

                       CONFIDENTIAL INFORMATION STATEMENT

                                    EXHIBIT N

                         CONTINGENT LEASING COMMISSIONS

                                    EXHIBIT O

                             PARTNERS OF CONTRIBUTOR


1.       DODI DEVELOPMENTS L.L.C.

2.       ETHEL DIMATTEO DECLARATION OF TRUST,
         JAMES S. DIMATTEO, TRUSTEE

3.       DONALD DIMATTEO IRREVOCABLE FAMILY TRUST,
         JAMES S. DIMATTEO, TRUSTEE

4.       ETHEL DIMATTEO EXEMPT RESIDUARY TRUST,
         JAMES S. DIMATTEO, TRUSTEE

5.       ETHEL DIMATTEO NON-EXEMPT RESIDUARY TRUST,
         JAMES S. DIMATTEO, TRUSTEE

                                    EXHIBIT P

                              PERMITTED EXCEPTIONS

                                    EXHIBIT Q

                       OTHER TENANTS THAT PAY REAL ESTATE
                         TAXES UPON RECEIPT OF TAX BILL



         Omni #307

         Crown Books #795

                                                                  July 11, 1997



Mr. George L. Frye
Round Lake Beach Development Limited Partnership
c/o Dodi Developments L.L.C.
450 East Devon Avenue
Suite 250
Itasca, IL 60143

         Re: Contribution Agreement dated as of May 22, 1997 between First Washington Realty Limited Partnership and Round Lake Beach Development Limited Partnership for Mallard Creek Shopping Center

Dear George:

         This letter is intended to serve as an amendment to the above-referenced Contribution Agreement. Notwithstanding any of the terms and conditions in the Contribution Agreement to the contrary, it is expressly agreed as follows:

         1. Clause A of subparagraph 2(c)(iii) deals with aggregate loan assumption fees between $218,049.00 and $438,049.00. The following is added at the end of subparagraph 2(c)(iii):

                           "If the aggregate loan assumption fees (excluding lender's title charges, fees of lender's counsel and other assumption costs) charged by the mortgage lenders in connection with the assumption by FWRLP of the existing first mortgage loans on the Property and the Other Properties exceeds $438,049.00 (the "Second Threshold Fees"), then the Cash Portion of the Consideration set forth in Section 2(a)(ii) of this Agreement and the Other Contribution Agreements shall be increased by an aggregate amount equal to such excess amount."

         2. The outside Closing Date under Section 4 of the Contribution Agreement was set at August 27, 1997, subject to extension as set forth in such Section 4. The outside Closing Date under
                  Section 4 is hereby amended to be September 9, 1997, subject to extension as set forth in such Section 4.

         3. The last day of the Feasibility Period under Section 13(b) of the Contribution Agreement is hereby amended to be July 22, 1997; provided, however, that the last day of the Feasibility Period with respect to review of the title commitment, documents of record and updated survey only shall be the tenth
                  (10th) day after receipt by FWRLP of the last updated survey of the Property and the Other Properties.

Mr. George L. Frye
July 11, 1997
Page 2

         4.       Paragraph   11(b)  is  hereby  revised  to  provide  that  the
                  adjustments and prorations computed as of the Closing shall be computed as of 11:59 p.m. on August 31, 1997.

     5. Clause (ii) of subparagraph 13(d) of the Contribution Agreement is hereby deleted.

         6. All capitalized terms used but not otherwise defined in this letter amendment shall have the meanings ascribed to them in the Contribution Agreement. Except as amended hereby, the Contribution Agreement remains unmodified and continues in full force and effect.

         If the foregoing is acceptable to you, please indicate your agreement to these terms and conditions set forth herein by executing and returning to me the enclosed counterpart original of this letter amendment.

                                   Sincerely,

                                   FIRST WASHINGTON REALTY
                                   LIMITED PARTNERSHIP

                                   By: First Washington Realty Trust, Inc., Its general partner


                                       By:    /s/
                                          Jeffrey S. Distenfeld
                                          Senior Vice President

AGREED AND ACCEPTED as of July 14, 1997:

ROUND LAKE BEACH DEVELOPMENT
LIMITED PARTNERSHIP

By:      Dodi Developments L.L.C.
         Its general partner


         By:    /s/
              George Frye
              Vice President

cc:      Arnold Weinberg, Esq.
         Stephen Mitnick
         Jeffrey S. Distenfeld, Esq.

F:\DATA\WPDOC\DUKE\CHICAGO\MALLARD.AGT


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